UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: September 22, 2026
(Date of earliest event reported)
SUN COMMUNITIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 300,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.
On September 22, 2026, Sun Communities, Inc. (the “Company”) completed the closing of the previously announced sale of the outstanding equity of the subsidiaries (collectively, “Park Holidays” or “the UK business”) through which the Company operated all of its business in the United Kingdom (the “Park Holidays Sale” or the “Transaction”). As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 21, 2026, and amended on May 28, 2026, the disposition was pursuant to an agreement dated May 21, 2026 (the “Purchase Agreement”), between Sun Communities Operating Limited Partnership, on behalf of itself and two of its subsidiaries, and Panther Bidco Limited (the “Buyer”, which is an affiliate of Aermont Capital LLP).

At the closing of the Transaction, the Buyer paid the Company cash consideration of approximately £772.3 million (or approximately $1.05 billion). The net proceeds to the Company were approximately $1.03 billion, net of closing and transaction costs.

Item 7.01	Regulation FD Disclosure.
On September 22, 2026, the Company issued a press release announcing the completion of the closing of the Transaction, a copy of which is attached hereto as Exhibit 99.1, and which is incorporated herein by reference solely for the purposes of this Item 7.01 disclosure. The information contained in such press releases shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains various “forward-looking statements” within the meaning of the Securities Act and the Exchange Act and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this document that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments, and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “scheduled,” “guidance”, “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks, uncertainties and other factors, both general and specific to the matters discussed in or incorporated herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks described under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, in Item 8.01 of the Company’s Current Report on Form 8-K filed May 21, 2026, in Part II, Item 1A. in the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2026, and in the Company’s other filings with the SEC from time to time, such risks, uncertainties and other factors include but are not limited to:

∙	The final costs, adjustments, and net proceeds related to the completed sale of Park Holidays;
∙	Our ability to realize the anticipated benefits of the completed sale of Park Holidays, including with respect to the intended use of proceeds;
∙	Our ability to deploy the proceeds from the Park Holidays Sale in a timely and value-accretive manner;
∙	Our liquidity and refinancing demands;
∙	Our ability to obtain or refinance maturing debt;
∙	Our ability to maintain compliance with covenants contained in our debt facilities and our unsecured notes;
∙	Availability of capital;
∙	General volatility of the capital markets and the market price of shares of our capital stock;
∙	The timing, manner, and amount of any repurchases under the Company’s share repurchase program;
∙	Increases in interest rates and operating costs, including insurance premiums, real estate taxes, and utilities;
∙	Difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;
∙	Competitive market forces;
∙	The ability of purchasers of manufactured homes to obtain financing;
∙	The level of repossessions of manufactured homes;
∙	Our ability to maintain effective internal control over financial reporting and disclosure controls and procedures;
∙	Expectations regarding the amount or frequency of impairment losses;
∙	Changes in general economic conditions, including inflation, deflation, energy costs, the real estate industry, the effects of tariffs or threats of tariffs, wars or other international conflicts, trade wars, immigration issues, supply chain disruptions, and the markets within which we operate;
∙	Changes in foreign currency exchange rates, including between the U.S. dollar and each of the British pound sterling, Canadian dollar, and Australian dollar;
∙	Our ability to maintain our status as a REIT;
∙	Changes in real estate and zoning laws and regulations;
∙	Our ability to maintain rental rates and occupancy levels;
∙	Legislative or regulatory changes, including changes to laws governing the taxation of REITs;
∙	Outbreaks of disease and related restrictions on business operations;
∙	Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts, and wildfires; and
∙	Litigation, judgments or settlements, including costs associated with prosecuting or defending claims and any adverse outcomes.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included or incorporated by reference into this document, whether as a result of new information, future events, changes in the Company's expectations or otherwise, except as required by law.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements.

Item 9.01	Financial Statements and Exhibits.
(b) Pro Forma Financial Information

The following unaudited pro forma financial information of the Company, which reflect the sale of the Company’s interests in the UK business to the Buyer, are attached as Exhibit 99.2 to this Current Report. The information contained in these pro forma financial statements shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2026
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2026 and each of the years ended December 31, 2025, 2024, and 2023
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)        Exhibits.

Exhibit No.	Description

99.1    Press Release dated September 22, 2026 regarding the closing of the Park Holidays Sale
99.2    Unaudited Pro Forma Condensed Consolidated Financial Statements of Sun Communities, Inc.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: September 23, 2026	By:	/s/ Ileana McAlary
Ileana McAlary, General Counsel, Executive Vice President, and Secretary